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                                                                 EXHIBIT 23.2.1


                           [ERNST & YOUNG LETTERHEAD]


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 1998 on the financial statements included in the Prospectus filed as part of the registration statement on Form SB-2 of FutureLink Distribution Corp., a Colorado corporation.



                                         /s/ ERNST & YOUNG

                                         Chartered Accountants


Calgary, Canada
August 21, 1998